CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Exhibit 10.1
SIXTH AMENDMENT TO LEASE
615 W LAFAYETTE MASTER TENANT LLC, a Michigan limited liability company (“Landlord”), and ROCKET MORTGAGE, LLC, a Michigan limited liability company (formerly known as Quicken Loans, LLC, successor-by-conversion to Quicken Loans Inc.) (“Tenant”), enter into this Sixth Amendment to Lease dated July 19, 2024 (this “Amendment”).
R E C I T A L S
A.    615 West Lafayette LLC, a Michigan limited liability company (“Original Landlord”), as predecessor-in-interest to Landlord, and Tenant entered into a Lease dated September 4, 2015 (the “Original Lease”), as amended by a First Amendment to Lease Agreement dated September 4, 2015 (the “First Amendment”), a Second Amendment to Lease dated June 3, 2016 (the “Second Amendment”), a Third Amendment to Lease dated January 6, 2017 (the “Third Amendment”), a Fourth Amendment to Lease dated April 18, 2019 (the “Fourth Amendment”), and a Fifth Amendment to Lease dated January 1, 2023 (the “Fifth Amendment”), for certain premises consisting of approximately 263,847 rentable square feet of space (the “Existing Premises”) in the building located at 615 W. Lafayette Boulevard, Detroit, Michigan 48226 (the “Building”). The Original Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment, is the “Lease”. The Lease, as amended by this Amendment, is the “Amended Lease”.
B.    Landlord has succeeded to the interest of Original Landlord as “Landlord” under the Lease.
C.    The Existing Premises consists of approximately (i) 5,064 rentable square feet of space on a portion of the first (1st) floor commonly known as Suite 120, (ii) 1,544 rentable square feet of space on the first (1st) floor commonly known as Suite 150, (iii) 33,144 rentable square feet of space on a portion of the first (1st) floor commonly known as Suite 100, (iv) 37,806 rentable square feet of space on a portion of the second (2nd) floor commonly known as Floor 2 Main, (v) 19,116 rentable square feet of space on the second (2nd) floor of the annex building commonly known as Floor 2 Annex, (vi) 54,051 rentable square feet of space comprising the entirety of the third (3rd) floor main and annex buildings commonly known as Floor 3, (vii) 53,035 rentable square feet of space comprising the entirety of the fourth (4th) floor main building commonly known as Floor 4 Main and the fifth (5th) floor annex building commonly known as Floor 5, (viii) 18,849 rentable square feet of space comprising the entirety of the fourth (4th) floor annex building commonly known as Floor 4 Annex, (ix) 27,739 rentable square feet of space in the fifth (5th) floor main building commonly known as Suite 500, and (x) 13,499 rentable square feet of space in the sixth (6th) floor warehouse commonly known as the Suite 600.
18377730.18
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D.    Landlord and Tenant desire to further amend the Lease as more particularly set forth in this Amendment.
E.    Capitalized terms used but not defined in this Amendment have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Amendment and in the Lease, the receipt and sufficiency of which are acknowledged, Landlord and Tenant covenant, promise and agree that the Lease is amended as follows:
1.    Recitals. The recital clauses set forth above are incorporated by reference in this Amendment.
2.    Reduction of the Premises. Effective as of 11:59 p.m. Eastern Time on the date (the “Reduction Effective Date”) that is the earlier of (a) the date that Tenant surrenders and delivers possession of the Reduction Space to Landlord in accordance with the terms of Paragraph 3 below, or (b) July 31, 2024, the Existing Premises will be reduced by approximately 37,799 rentable square feet of space, consisting of the Floor 4 Annex, Suite 600, Floor 3 Historical Area (as shown on Exhibit “A” attached hereto) and Floor 4 Library Area (as shown on Exhibit “B” attached hereto) (collectively, the “Reduction Space”). As of the Reduction Effective Date, all rights and obligations of Landlord and Tenant under the Lease with respect to the Reduction Space (except such rights and obligations as are expressly stated in the Lease or in this Amendment to survive the termination of the Amended Lease with respect to the Reduction Space) will be terminated as if the Reduction Effective Date were the Expiration Date set forth in the Lease with respect to the Reduction Space. After the Reduction Effective Date, the term “Premises” as used in the Amended Lease will mean and refer to approximately 226,048 rentable square feet of space consisting of approximately (i) 5,064 rentable square feet of space on a portion of the first (1st) floor commonly known as Suite 120, (ii) 1,544 rentable square feet of space on the first (1st) floor commonly known as Suite 150, (iii) 33,144 rentable square feet of space on a portion of the first (1st) floor commonly known as Suite 100, (iv) 37,806 rentable square feet of space on a portion of the second (2nd) floor commonly known as Floor 2 Main, (v) 19,116 rentable square feet of space on the second (2nd) floor commonly known as Floor 2 Annex, (vi) 52,100 rentable square feet of space on a portion of the third (3rd) floor main and annex buildings commonly known as Floor 3, (vii) 49,535 rentable square feet of space on a portion of the fourth (4th) floor main building commonly known as Floor 4 Main and the fifth (5th) floor annex building commonly known as Floor 5, and (viii) 27,739 rentable square feet of space in the fifth (5th) floor main building commonly known as Suite 500.
3.    Surrender of the Reduction Space. On or before the Reduction Effective Date, Tenant will remove from the Reduction Space all of Tenant’s Property and deliver possession of the Reduction Space to Landlord in compliance with the

SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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requirements of the Lease for surrender of the Premises on the Expiration Date, including, but not limited to, the requirements of Section 34 of the Lease; provided, however, prior to the Reduction Effective Date, Landlord and Tenant will determine which items of Tenant’s Property that Tenant will be permitted to leave within the Reduction Space following the surrender thereof (collectively, the “Abandoned Property”) without penalty or charge to Tenant for the cost of removal, storage disposal or other disposition of such Abandoned Property. Following Tenant’s surrender of the Reduction Space to Landlord, the Abandoned Property will be deemed abandoned by Tenant and will become the property of Landlord. Tenant’s obligations under this Paragraph 3 will survive the termination of the Amended Lease with respect to the Reduction Space as of the Reduction Effective Date.
4.    Basic Rental.
(a)    Tenant will continue to pay Basic Rental for the Existing Premises through the Reduction Effective Date in the same manner and amounts as set forth in the Lease.
(b)    Commencing on the date immediately following the Reduction Effective Date and continuing through and including the Expiration Date, Tenant will pay Basic Rental for the Premises as follows, which Basic Rental will be payable in the same manner as set forth in the Lease:

Time Period	Annual Basic Rental Per Rentable Square Foot	Annual Total	Monthly Basic Rental
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
*Annualized amount.
5.    Additional Rent.
(a)    Tenant will continue to pay all additional rent and other charges due under the Lease (including, without limitation, Tenant’s Share of Excess Expenses and Tenant’s Share of Excess Taxes and the fee for security services under Section 5(a)(i) of the Original Lease) for the Existing Premises through the Reduction Effective Date in the same manner as set forth in the Lease.
(b)    Notwithstanding anything contained in the Lease to the contrary, for purposes of calculating Tenant’s Share of Excess Expenses and Tenant’s Share of

SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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Excess Taxes after the Reduction Effective Date with respect to the Premises (as amended after the Reduction Effective Date): (i) the total area of the Building will be 270,980 rentable square feet (which takes into account the fact that certain portions of the Reduction Space will no longer be considered to be leasable space within the Building after the Reduction Effective Date), and (ii) Tenant’s Share will be 83.42% (to take into the account the Reduction Space no longer being a part of the Existing Premises, as well as clause (i) of this sentence).
6.    Fifth Amendment Improvement Allowance. Notwithstanding anything contained in the Fifth Amendment or the Work Letter attached thereto to the contrary, the Allowance Expiration Date by which Tenant must satisfy the conditions for disbursement of the Fifth Amendment Improvement Allowance is December 31, 2024.
7.    Notices. Tenant’s Address, as provided in Section 1(m) of the Original Lease, is deleted in its entirety and replaced with the following:
(m) Tenant’s Address:    Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226
Attn: General Counsel
E-mail: RMLegalNotices@rocketmortgage.com

with a copy to:

RKT Holdings, LLC
1050 Woodward Avenue
Detroit, Michigan 48226
Attn: Legal-Real Estate
E-mail: legalrealestate@rocketcompanies.com

8.    OCM Facilities. Section 11(g) of the Original Lease is deleted in its entirety and replaced with the following:
(g)    Landlord has entered into arrangements with the owner of the building situated at 1050 Woodward Avenue, Detroit, Michigan for use of the day care center and fitness center located in such building (collectively, the “OCM Facilities”). Landlord will make the OCM Facilities available to Tenant's employees for a fee to be established by Landlord from time to time. Notwithstanding the foregoing, Tenant’s rights to use the OCM Facilities are subject to Landlord’s agreements with the owner of such OCM Facilities and may be discontinued by Landlord if the agreements with the owner of such OCM Facilities expire or terminate or if such agreements no longer make such OCM Facilities available for Tenant’s use.

SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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9.    Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”), whose commission, if any, will be paid by Landlord pursuant to a separate written agreement between Landlord and Broker. If either party breaches the foregoing representation and warranty, it will indemnify the other party against all costs, expenses, reasonable attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.
10.    Ratification. Tenant and Landlord each ratifies and confirms its respective obligations under the Amended Lease, and represents and warrants to each other that it has no defenses thereto.
11.    Binding Effect; Conflicts; Governing Law; Venue; Captions; Covenants. Except as modified by this Amendment, the Lease remains in full effect and this Amendment is binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment will prevail. The Amended Lease is governed by and construed in accordance with the laws of the State of Michigan. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within Wayne County in the State of Michigan in connection with any dispute arising under the Amended Lease. The captions and headings used throughout this Amendment are for convenience of reference only and do not affect the interpretation of this Amendment.
12.    Counterparts and Amendment Execution.
This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument. To the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and the electronic signature(s) appearing on this Amendment will be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).
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SIGNATURES APPEAR ON FOLLOWING PAGE]

SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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[SIGNATURE PAGE TO SIXTH AMENDMENT TO LEASE
BETWEEN 615 W LAFAYETTE MASTER TENANT LLC
AND ROCKET MORTGAGE, LLC]
The parties hereto have executed this Sixth Amendment to Lease as of the date first set forth above.
“LANDLORD”
                        615 W LAFAYETTE MASTER TENANT LLC,
a Michigan limited liability company

                        By: /s/ Kofi Bonner .
                        Name:     Kofi Bonner
    Its:    Authorized Representative

                        “TENANT”

ROCKET MORTGAGE, LLC,
a Michigan limited liability company

                        By: /s/ Amy Bishop ,
                        Name:     Amy Bishop
                        Its:     Executive Vice President, General
Counsel and Secretary

SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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615 West Lafayette LLC, a Michigan limited liability company (“Prime Landlord”), as landlord, and Landlord, as tenant, are the current parties to a Lease dated December 3, 2015 (the “Prime Lease”).  In the event (a) the term of the Prime Lease expires, or (b) the Prime Lease is terminated, in either case prior to the expiration of the Term of the Amended Lease (including any and all extensions and renewals thereof) as a result of (i) the mutual agreement of Prime Landlord and Landlord, or (ii) a default by Landlord under the Prime Lease, Prime Landlord agrees that the Amended Lease will continue in full force and effect upon its terms as a direct lease between Prime Landlord, as landlord, and Tenant, as tenant. The terms of this paragraph will be binding upon the successors and assigns of Prime Landlord.

“PRIME LANDLORD”

615 West Lafayette LLC,
a Michigan limited liability company

By:     /s/ Kofi Bonner

Name:     Kofi Bonner

Its:    Authorized Representative

SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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Exhibit “A”
FLOOR 3 HISTORICAL AREA

Exhibit “A”
SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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Exhibit “B”
FLOOR 4 LIBRARY AREA

Exhibit “B”
SIXTH AMENDMENT TO LEASE – 615 W LAFAYETTE MASTER TENANT LLC – ROCKET MORTGAGE, LLC
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